Exhibit 99.1

AIM ImmunoTech Releases Virtual Investor ‘What This Means’ Video Segment Discussing Ampligen’s Potential in Ebola Virus Disease Preparedness

Video segment examines current Ebola outbreak concerns, unmet need surrounding the Bundibugyo strain and Ampligen’s previously published antiviral research

Discussion highlights Ampligen’s immune-modulating mechanism, prior Biosafety Level 4 findings and potential applicability across emerging viral threats

New Ebola-focused corporate presentation highlighting Ampligen’s antiviral research and preparedness potential is now accessible here

Access the ‘What This Means’ video segment here

OCALA, Fla., June 4, 2026 / AIM ImmunoTech Inc. (NYSE American: AIM) (“AIM” or the “Company”) today announced the release of a Virtual Investor “What This Means” video segment featuring AIM Chief Executive Officer Thomas Equels, Consulting Medical Officer Charles Lapp, MD, and Consulting Science Officer Christopher Nicodemus, MD.

As part of the video segment, management discusses the ongoing Bundibugyo (“BDBV”) Ebola outbreak and the growing concern surrounding the lack of approved targeted therapies or vaccines specifically addressing this strain. The discussion explores the broader public health implications of emerging viral outbreaks, including containment challenges, cross-border transmission risks and the importance of preparedness initiatives designed to support healthcare systems and vulnerable populations.

Equels stated: “BDBV is a lethal, out-of-control disease. Infected patients can receive aggressive supportive care, but there are no approved vaccines, therapies or meaningful drugs designed to help mitigate the spread of the outbreak. A prophylactic or early-onset therapeutic is clearly needed. We believe that Ampligen has the potential to be that therapeutic, based on studies such as one conducted at the US government USAMRIID facility, which showed that intraperitoneal Ampligen could have a prophylactic and/or early-onset impact on Ebola disease. Further, intranasal Ampligen might more easily provide preventive protection, especially in regions of the world where infusion therapy is impractical.”

This video segment reviews previously published Biosafety Level 4 preclinical findings demonstrating 100% protective survival with early administration of Ampligen in a lethal Ebola mouse model. Management discusses Ampligen’s mechanism as a PAMP restricted TLR3 agonist designed to activate innate immune pathways and shares perspective on why the Company believes the approach may potentially have relevance across multiple Ebola variants and other emerging viral threats.

The discussion highlights AIM’s previously established regulatory and scientific groundwork supporting the program, including orphan drug designation from both the U.S. Food and Drug Administration and European Medicines Agency for Ebola virus disease. The video segment further explores the potential future role of scalable antiviral and immune-modulating approaches in broader biodefense, preparedness and emerging infectious disease response initiatives.

AIM has made available an updated Ebola-focused corporate presentation further highlighting Ampligen’s previously published antiviral research, immune-modulating mechanism and broader preparedness potential in emerging viral threats, as well as intravenous and intranasal Ampligen human safety studies. The Ebola-focused presentation is available under the Presentations section on the Investors page of the Company’s website (aimimmuno.com).

The Virtual Investor “What This Means” video segment featuring AIM ImmunoTech is now available here.

About AIM ImmunoTech Inc.

AIM ImmunoTech Inc. is an immuno-pharma company focused on the research and development of its lead product, Ampligen® (rintatolimod), for the treatment of late-stage pancreatic cancer, a lethal and unmet global health problem. Ampligen is a dsRNA and highly selective TLR3 agonist immuno-modulator that has shown broad-spectrum activity in clinical trials.

For more information, please visit aimimmuno.com and connect with the Company on X, LinkedIn, and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties. The video segment may also contain forward-looking statements. Any forward-looking statements set forth in this press release speak only as of the date hereof and any forward-looking statements in the video segment speak only as of the date thereof. Such forward-looking statements may include statements relating to: Ampligen’s potential efficacy and applicability in the treatment of Ebola virus disease; the potential for prophylactic or early-onset therapeutic applications; the timing of commencement, enrollment, completion, and results of clinical trials; intellectual property expansion and regulatory progress; and timing for receiving government approvals, if at all. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. All statements in this press release and the video segment other than statements of historical fact, including statements regarding the potential of Ampligen’s mechanism of action, anticipated regulatory milestones, our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. For both this press release and the video segment, words such as “believe,” “may,” “might,” “will,” “could,” “should,” “can,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “envision,” “potential” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The Company does not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof, except as required by applicable law. The Company is in various stages of seeking to determine whether Ampligen will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders, and disclosures in the Company’s reports filed with the SEC, on its website, and in its press releases set forth its current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions, including Ebola virus disease. Results obtained in preclinical studies do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data, and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, lack of adequate funding, or a change in priorities at the institutions sponsoring other trials. Even if these clinical trials are initiated, the Company cannot assure that the clinical studies will be successful or yield any useful data. No assurance can be given that the findings in preliminary studies will prove true or that such studies will yield favorable results, or that future studies will not result in findings that are different from those reported in the studies referenced in the Company’s reports filed with the SEC, on the Company’s website, and in its press releases. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. The Company cannot assure that its potential foreign operations will not be adversely affected by these risks.

For a detailed discussion of these and other risk factors, please review the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC. These filings are available at www.sec.gov and www.aimimmuno.com. You should not place undue reliance on any forward-looking statements. The information found on the Company’s website or on other websites referenced or linked to in this press release (including in the video segment) is not incorporated by reference into this press release and such information is referenced or linked for reference purposes only.

Investor Contact:

JTC Team, LLC

Jenene Thomas

908.824.0775

AIM@jtcir.com